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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: November 24, 2003
                       ---------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events.

        On November 19, 2003, MetLife, Inc., a Delaware corporation, entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement relating to $500 million aggregate principal amount of 5.00% senior notes due November 24, 2013 (the "Senior Notes") (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among MetLife, Inc. and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which Banc of America Securities LLC, Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in the pricing agreement, agreed to purchase the Senior Notes from MetLife, Inc.

        The Senior Notes were sold pursuant to the registration statement on Form S-3 (File Nos. 333-61282, 333-61282-01 and 333-61282-02) (the "Registration
Statement") filed by MetLife, Inc. with the Securities and Exchange Commission on May 18, 2001, as amended on May 30, 2001, and a prospectus supplement dated November 19, 2003 and accompanying prospectus dated June 1, 2001.

        The terms of the Senior Notes are set forth in an indenture dated as of November 9, 2001 (previously filed as an exhibit to a Form 8-K filed by MetLife, Inc. with the Securities and Exchange Commission on November 28, 2001 and incorporated herein by reference), as supplemented by a sixth supplemental indenture dated as of November 24, 2003 (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 7.  Financial Statements and Exhibits.

        The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.

  (c)    Exhibits

 1.1 Underwriting Agreement dated November 19, 2003 among MetLife, Inc. and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in the Pricing Agreement included as Exhibit
         1.2 below.

 1.2     Pricing Agreement dated November 19, 2003 among MetLife, Inc. and
         Banc of America Securities LLC, Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein, relating to the Senior Notes.


 4.1 Sixth Supplemental Indenture dated as of November 24, 2003 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the Senior Notes.

 4.2     Form of Senior Note (filed as Exhibit A to Exhibit 4.1 above).

 5.1     Opinion of James L. Lipscomb, Esq.

23.1     Consent of James L. Lipscomb, Esq. (included in Exhibit 5.1)



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: November 24, 2003








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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 1.1              Underwriting Agreement dated November 19, 2003 among MetLife,
                  Inc. and Banc of America Securities LLC, Banc One Capital
                  Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated, as representatives of the underwriters named in the Pricing Agreement included as Exhibit 1.2 below.

 1.2 Pricing Agreement dated November 19, 2003 among MetLife, Inc. and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein, relating to the Senior Notes.

 4.1 Sixth Supplemental Indenture dated as of November 24, 2003 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the Senior Notes.

 4.2              Form of Senior Note (filed as Exhibit A to Exhibit 4.1 above).

 5.1              Opinion of James L. Lipscomb, Esq.

23.1              Consent of James L. Lipscomb, Esq. (included in Exhibit 5.1)